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                          Securities and Exchange Commission
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 20, 1998
                                                  -----------------------------

                            BROTHERS GOURMET COFFEES, INC.
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                  (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-23024                    52-1681708
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(State or Other Juris-           (Commission File              (IRS Employer
diction of Incorporation)            Number)                Identification No.)


                2255 Glades Road
                    Suite 100E
              Boca Raton, Florida                              33431
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               (Address of Principal                        (Zip Code)
               Executive Offices)


                                    (561) 995-2600
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                 (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On October 15, 1998, the Registrant filed a request with the Securities and Exchange Commission (the "Commission") seeking confirmation from the Staff that it would not recommend any enforcement action to the Commission if, in lieu of filing the quarterly and annual reports on Forms 10-Q and 10-K, respectively, that the Registrant would otherwise be required to file while it is in reorganization proceedings pursuant to Chapter 11 of the Bankruptcy Code, the Registrant implements modified reporting procedures. Such modified reporting procedures consist of filing each of the Registrant's Monthly Operating Reports under cover of Form 8-K within 15 days after such Monthly Operating Report is due to be filed with the Bankruptcy Court and U.S. Trustee's Office. The Commission has not yet issued its decision on the Registrant's request; however, pending such decision, the Registrant will implement the proposed modified reporting procedures. Accordingly, a copy of the Registrant's Monthly Operating Report, filed with the Bankruptcy Court and the U.S. Trustee's Office on October 20, 1998, is attached hereto as Exhibit 99.9 and is incorporated herein by reference. The attached Monthly Operating Report presents certain financial information of the Registrant and its subsidiaries for the period ended September 25, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Copy of the Registrant's Monthly Operating Report, for the period ended September 25, 1998, filed with the Bankruptcy Court and U.S. Trustee's Office on October 20, 1998.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BROTHERS GOURMET COFFEES, INC.
                                         (Registrant)


                                  /s/ Barry Bilmes
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Date:  November 4, 1998         By:    Barry Bilmes
                                Title: Vice President Finance and Administration